                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section ss. 240.14a-12

                               Film Roman, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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

                               FILM ROMAN, INC.

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held May 22, 2002

                               ----------------

TO OUR STOCKHOLDERS:

   The Board of Directors of Film Roman, Inc. (the "Company" or "Film Roman") cordially invites you to attend the annual meeting of stockholders to be held at 12020 Chandler Boulevard, Suite 200 North Hollywood, CA 91607 on May 22, 2002 at 10 a.m., Pacific Time. At the annual meeting, you will be asked to carefully consider and act upon the following matters:

  1.  The election of eight directors;

  2. The ratification of Ernst & Young LLP as independent public auditors for the Company for the current fiscal year; and

  3. Such other business, if any, as may properly come before the annual meeting or any of its adjournments or postponements.

   Only stockholders of record of the common stock of the Company at the close of business on March 26, 2002 are entitled to notice of, and to vote at, the annual meeting and any of its adjournments or postponements.

   All stockholders are invited to attend the annual meeting in person. However, to ensure your representation at the annual meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder of record attending the annual meeting may vote in person, even though he or she has returned a Proxy.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          /s/ Dixon Q. Dern

                                          Dixon Q. Dern
                                          Secretary

North Hollywood, California

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU ARE A STOCKHOLDER OF RECORD AND DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                               FILM ROMAN, INC.
                      12020 Chandler Boulevard, Suite 200
                           North Hollywood, CA 91607

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held May 22, 2002

   This Proxy Statement is mailed to stockholders on or about April 15, 2002.

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board" or the "Board of Directors") of Film Roman, Inc., a Delaware corporation ("Film Roman" or the "Company"), for use at the 2002 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 12020 Chandler Boulevard, Suite 200 North Hollywood, CA 91607 on May 22, 2002 at 10:00 a.m., local time, and at any of its adjournments or postponements, for the purposes set forth herein and in the attached Notice of Annual Meeting of Stockholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote on the proposals described in this Proxy Statement.

   At the Annual Meeting, the stockholders of the Company will vote upon (i) the election of eight Directors to the Board; (ii) the ratification of Ernst & Young LLP as the Company's independent public auditors for the current fiscal year; and (iii) such other business, if any, as may properly come before the Annual Meeting or any of its adjournments or postponements.

   All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will, unless otherwise directed by the stockholder, be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement. A stockholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or, with respect to stockholders of record, by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

   The close of business on March 26, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements of the Annual Meeting. At the record date, March 26, 2002 shares of 8,577,690 Common Stock, par value $.01 per share (the "Common Stock"), were outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the Annual Meeting. A stockholder is entitled to cast one vote for each share held of record on the record date on all matters to be considered at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of a majority of the shares of the Common Stock issued and outstanding on May 22, 2002 will constitute a quorum.

   Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted either as votes cast for or against such matters. The eight director nominees shall be elected by a plurality of the votes of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

Summary

   The following is a summary of certain significant matters discussed elsewhere in this Proxy Statement. You are urged to read this Proxy Statement in its entirety. Unless otherwise stated, the numbers of shares and percentage of shares described in this Proxy Statement are as of December 31, 2001.

   This Proxy Statement contains forward-looking statements that involve risks and uncertainties. The words "believe," "anticipate," "expect," "estimate," "intend," and similar expressions identify forward-looking statements. Actual results could differ materially from those discussed in the forward-looking statements as a result of certain factors.

Film Roman

   Film Roman develops, produces and distributes a wide range of television programming for the television network, cable television, first-run domestic syndication and international markets. The Company was founded in 1984 and has grown into one of the leading independent animation studios in the world.

Board of Directors

   At the Annual Meeting, the stockholders will vote upon the election of a new Board of Directors, which will be comprised of the nominees listed below.

Independent Public Accountants

   Also at the Annual Meeting, the stockholders will vote upon the ratification of Ernst & Young LLP as the Company's independent public auditor for the fiscal year of 2002.

                              THE ANNUAL MEETING

Date, Time and Place

   This annual meeting is scheduled to be held on May 22, 2002 at 10:00 a.m. local time, at 12020 Chandler Blvd. Suite 200 North Hollywood CA 91607.

Purpose

   At the Annual Meeting the holders of the Common Stock will be asked to consider and vote upon each of the following matters:

  (i) the election of eight directors; (ii) the ratification of Ernst & Young LLP as independent public auditors for the Company for the current fiscal year; and (iii) such other business, if any, as may properly come before the annual meeting or any of its adjournments or postponements.

THE BOARD OF DIRECTORS HAS VOTED FOR AND APPROVED THE ABOVE PROPOSALS AND RECOMMENDS A VOTE FOR APPROVAL OF THE ABOVE PROPOSALS AND THE ELECTION OF THE EIGHT NOMINEES FOR DIRECTOR SET FORTH HEREIN BY THE STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING.

Record Date

   The Board of Directors has fixed the close of business on March 26, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on the record date will be entitled to notice of, and to vote at, the Annual Meeting. On the record date, there were issued and outstanding 8,577,690 shares of Common Stock. Each holder of Common Stock entitled to vote at the Annual Meeting will be entitled to one vote per share, either in person or by proxy, on each matter presented at the Annual Meeting.

Quorum

   The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

Proxies

   The enclosed proxy provides that you may specify that your shares be voted FOR, AGAINST or ABSTAIN from voting with respect to the election of directors and each of the proposals. All shares of Common Stock represented by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted in accordance with the instructions indicated in such proxies. Properly executed proxies that do not contain voting instructions will be voted FOR approval of the election of each director nominee and FOR approval of each of the other proposals, provided that the stockholder is the recordholder for the shares. Stockholders are urged to mark the box on the proxy to indicate how their Common Stock is to be voted. It is not expected that any matter other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their own judgment with respect to such matters, unless authority to do so is withheld in the proxy. A duly executed proxy is irrevocable if it states that it is irrevocable and only as long as it is coupled with an interest sufficient in law to support an irrevocable power. Any stockholder who executes and returns a proxy may revoke such proxy in writing at any time before it is voted at the Annual Meeting by: (1) filing with the Secretary of Film Roman at 12020 Chandler Boulevard, Suite 200, North Hollywood, CA 91607, written notice of such revocation bearing a later date than the proxy or a subsequent later dated and signed proxy relating to the same shares; or (2) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy).

Proxy Solicitor

   The cost of this solicitation of proxies will be borne by Film Roman. Film Roman's directors, officers, and regular employees may solicit proxies in person, by telephone, by mail or by other means of communication, but such persons will not be specifically compensated for such services.

                                  PROPOSAL 1
                        ELECTION OF BOARD OF DIRECTORS

   Election of John W. Hyde, Robert Cresci, Dixon Q. Dern, Peter Mainstain, Mike Medavoy, Phil Roman, Steven Tisch and Daniel Villanueva to the Board of Directors.

   The Bylaws of the Company, as amended to date, provide that the Board of Directors shall consist of no fewer than six and no more than nine directors, with the number to be set by resolution of the Board of Directors. Each director will serve a term of one year.

   Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If the nominees are unable or unwilling to serve as a director at the time of the Annual Meeting or any of its postponements or adjournments, the Proxies will be voted for such other nominees as shall be designated by the current Board of Directors to fill any vacancy. The Company has no reason to believe that the nominees will be unable or unwilling to serve if elected as a director.

   The Board of Directors proposes the election of the following nominees as directors:

   John W. Hyde, Robert Cresci, Dixon Q. Dern, Peter Mainstain, Mike Medavoy, Phil Roman, Steven Tisch and Daniel Villanueva.

   If elected, John W. Hyde is expected to serve until the 2003 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

   If elected, Robert Cresci is expected to serve until the 2003 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

   If elected, Dixon Q. Dern is expected to serve until the 2003 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

   If elected, Peter Mainstain is expected to serve until the 2003 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

   If elected, Mike Medavoy is expected to serve until the 2003 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

   If elected, Phil Roman is expected to serve until the 2003 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

   If elected, Steven Tisch is expected to serve until the 2003 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

   If elected, Daniel Villanueva is expected to serve until the 2003 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

   The Board of Directors Unanimously recommends a vote "FOR" the election of John W. Hyde as a Director.

   The Board of Directors Unanimously recommends a vote "FOR" the election of Robert Cresci as a Director.

   The Board of Directors Unanimously recommends a vote "FOR" the election of Dixon Q. Dern as a Director.

   The Board of Directors Unanimously recommends a vote "FOR" the election of Phil Roman as a Director.

   The Board of Directors Unanimously recommends a vote "FOR" the election of Peter Mainstain as a Director.

   The Board of Directors Unanimously recommends a vote "FOR" the election of Mike Medavoy as a Director.

   The Board of Directors Unanimously recommends a vote "FOR" the election of Steven Tisch as a Director.

   The Board of Directors Unanimously recommends a vote "FOR" the election of Daniel Villanueva as a Director.

Information with Respect to Nominee and Continuing Directors

   The following table sets forth certain information with respect to the nominees for director of the Company as of March 26, 2002:

                     Year
                     First
                    Elected
                      or
                   Appointed
                       a
    Name       Age Director                Principal Occupation
    ----       --- ---------               --------------------
John W. Hyde    61   1999    John W. Hyde joined Film Roman as President and
                             CEO in December 1999. Mr. Hyde is CEO and the
                             principal of Producers Sales Organization, which
                             holds investments in film negatives, film and
                             television rights, a music library and
                             agricultural real estate. Mr. Hyde was the
                             Trustee, General Manager and FCC license holder
                             for KADY-TV from July 1996 through the sale of
                             the television station in July 1998; since that
                             time, Mr. Hyde has remained as Trustee to
                             disburse the funds from the sale. From August
                             1994 through July 1998, Mr. Hyde was Trustee and
                             CEO of Cannon Pictures, Inc. and Cannon
                             Television Inc. Mr. Hyde was CEO of MCEG
                             Sterling, Inc. from December 1990 through
                             December 31, 1995, at which time MCEG was part
                             of a three-way merger with Orion Pictures, Inc.
                             and Actava Group, Inc. Prior to his term at
                             MCEG, Mr. Hyde held numerous senior executive
                             positions in the entertainment industry. Mr.
                             Hyde graduated from New York University in 1963.
Robert Cresci   58   1995    Mr. Cresci has been a Director of Film Roman
                             since August 1995 and has been a Managing
                             Director of Pecks Management Partners Ltd., an
                             investment management firm, since September
                             1990. Mr. Cresci currently serves on the board
                             of directors of Sepracor, Inc., Aviva Petroleum,
                             Candlewood Hotel Co., Castle Dental Centers
                             Inc., j2 Global Communications, Inc., Seracare
                             Inc., E-Stamp Corporation and several private
                             companies.

                       Year
                       First
                      Elected
                        or
                     Appointed
                         a
     Name        Age Director                Principal Occupation
     ----        --- ---------               --------------------
Dixon Q. Dern     73   1995    Mr. Dern has been a director of Film Roman since
                               August 1995. Mr. Dern has practiced
                               entertainment law for over 40 years and
                               currently owns and operates his own private
                               practice, which specializes in entertainment,
                               copyright and communications law. Mr. Dern also
                               serves as Secretary of the Company.
Peter Mainstain   53   1995    Mr. Mainstain has been a director of Film Roman
                               since August 1995. He is a certified public
                               accountant as well as an officer and shareholder
                               of Tanner, Mainstain, Hoffer & Peyrot, and
                               accountancy corporation, where he has been
                               employed since 1976.
Mike Medavoy      61   2000    Mike Medavoy, Co-Founder and Chairman of Phoenix
                               Pictures, launched his career at Universal
                               Studios in 1964. Then in 1965 he became an
                               agent, working at General Artist Corporation,
                               Creative Management Agency and International
                               Famous. In 1974, Medavoy joined United Artists
                               as Senior Vice President of Production, and then
                               went on to co-founding Orion Pictures in 1978.
                               After twelve years at Orion, Mr. Medavoy became
                               Chairman of Tri-Star Pictures before co-founding
                               Phoenix Pictures. He is a member of the Dean's
                               Advisory Board at the UCLA School of Theatre,
                               Film and Television as well as the Chairman of
                               the Leadership Circle for UCLA's Center for
                               International Relations. Born in Shanghai in
                               January 1941, Mr. Medavoy lived in Chile for
                               much of his youth before moving to Los Angeles
                               as a teen. He graduated with honors in History
                               from UCLA in 1963.
Phil Roman        71   1996    Mr. Roman served as the Company's Chief
                               Executive Officer, and a Director, from the
                               founding of the Company until February 5, 1999.
                               Phil Roman began his animation career in 1955 at
                               The Walt Disney Company as an assistant animator
                               on Sleeping Beauty. Over the next 30 years,
                               Mr. Roman worked at many of the major studios,
                               including MGM Animation and Warner Brothers
                               Cartoons. Mr. Roman has also directed 13 Emmy-
                               nominated Charlie Brown specials. Since his
                               resignation as Chief Executive Officer, Mr.
                               Roman has worked at his new company, Phil Roman
                               Entertainment, and recently joined the Company
                               as an employee/consultant.
Steven Tisch      53   2000    Steven Tisch's most recent executive producing
                               credits include Regent Entertainment's Looking
                               for an Echo, Gramercy Pictures' Lock, Stock and
                               Two Smoking Barrels, and the critically-
                               acclaimed film American History X (New Line
                               Cinema). One of Mr. Tisch's most noteworthy
                               achievements is the production of 1994's Academy
                               Award winner for Best Picture, Forrest Gump
                               (Paramount Pictures). Mr. Tisch began his career
                               at Columbia Pictures where, during his four-year
                               tenure, Mr. Tisch supervised productions on such
                               films as The Lords of Flatbush, Tommy, The Last
                               Detail and White Line Fever. In 1976 Mr. Tisch
                               formed Tisch/Avnet Productions whose credits
                               include Risky Business, Deal of the Century, and
                               Coast to

                         Year
                         First
                        Elected
                          or
                       Appointed
                           a
      Name         Age Director                Principal Occupation
      ----         --- ---------               --------------------
                                 Coast as well as a number of made-for-television
                                 productions. In 1986, Mr. Tisch formed his own
                                 production company, the Steven Tisch Company.
                                 His most recent theatrical releases include: The
                                 Postman (Warner Bros.), Wild America (Warner
                                 Bros./Morgan Creek) and The Long Kiss Goodnight
                                 (New Line Cinema). Mr. Tisch was elected to the
                                 AIDS Project Los Angeles' Board of Directors in
                                 April 1991 and re-elected in October 1992.
                                 During his tenure, Mr. Tisch served as both
                                 Board Chair and Chair of the Development
                                 Committee.
Daniel Villaneuva   64   1998    Mr. Villanueva is chairman of Bastion Capital
                                 Corporation; a Los Angeles based buyout fund.
                                 Previously, he was a director and officer of
                                 Spanish International Communications
                                 Corporation, and later, director of 7UP Bottling
                                 of Southern California and is currently a
                                 trustee of the Metropolitan West Group of mutual
                                 funds and a member of the board of directors of
                                 NUMEX Corp. Mr. Villanueva is a former player in
                                 the National Football League for both the Los
                                 Angeles Rams and Dallas Cowboys.

Board Meetings and Committees

   The Board of Directors held three meetings during fiscal 2001. No director attended less than 75% of all the meetings of the Board of Directors and those committees on which he served in fiscal 2001. The Board of Directors has held one meeting in fiscal 2002 to date.

   The Board has a standing Audit and Compensation Committee.

                            BY THE AUDIT COMMITTEE

                            Peter Mainstain, Chair
                                 Peter Cresci
                                 Steven Tisch

   The Audit Committee of the Board of Directors consists of Mr. Cresci, Mr. Tisch and Mr. Mainstain. Since June 14, 2000, Mr. Mainstain has been the chair of the Audit Committee. Each member of the Audit Committee is an "independent director" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee held four telephonic meetings during fiscal 2001.

   As directed by the Board, the function of the Audit Committee includes reviewing, monitoring and making recommendations to the Board with respect to:
(a) the policies and procedures of the Company and management in maintaining the Company's books and records and furnishing necessary information to the Company's independent auditors, (b) the adequacy and implementation of the Company's internal accounting controls, (c) the adequacy and competency of the accounting related personnel, (d) the audit reports submitted by the independent auditors and taking such action in respect of such reports as the Audit Committee deems appropriate and (e) annually recommending the engagement of the Company's independent public accountants as auditors of the books, records and accounts of the Company.

                            AUDIT COMMITTEE REPORT

   The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2001 with the Company's management. The Audit Committee has discussed with Ernst & Young LLP, the Company's independent public auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

   The Audit Committee has also received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of Ernst & Young with that firm.

   Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the SEC.

Date: March 29, 2002.

                         BY THE COMPENSATION COMMITTEE

                          Daniel D. Villanueva, Chair
                                 Mike Medavoy

   The Compensation Committee of the Board of Directors is composed of Mr. Villanueva and Mr. Medavoy. Mr. Villanueva serves as the chair of the Compensation Committee. The Compensation Committee held no meetings during fiscal year 2001.

                         COMPENSATION COMMITTEE REPORT

Compensation Committee Interlocks and Insider Participation:

   No executive officer of the Company either served in 2001 or now serves as a member of the Board of Directors or the compensation committee of any entity, which has one or more executive officers who serve on the Board or are members of the Compensation Committee.

   The Compensation Committee of the Board of Directors serves as an advisory committee to the Board and is responsible for reviewing the compensation of the senior management team and for making recommendations regarding compensation.

   For fiscal year 2001 all Non-Employee Directors received $18,000 as compensation for serving on the Board of Directors, $1,000 for attendance at each meeting of the Board of Directors and $500 for attendance at each meeting of a committee of the Board of Directors. Under the Company's 2000 Stock Option Plan, as amended (the "Stock Option Plan"), the Board of Directors also received an option to purchase 5,000 shares of Common Stock, except that Phil Roman received an option to purchase 25,000 shares of Common Stock.

Compensation Philosophy:

   The Compensation Committee's philosophy is to provide sufficient compensation to attract, motivate and retain skilled management while linking that compensation to corporate performance and increases in stockholder wealth where possible. The Compensation Committee determines the compensation of the executive officers with the assistance of the Chief Executive Officer and determines the compensation of the Chief Executive Officer independently. The Compensation Committee determines the compensation of the executive based on its evaluation of the Company's overall performance, primarily based on the Company's operating performance compared with the Company's operating plan, and the current market for executives. The Compensation Committee also considers various qualitative factors such as the extent to which the executive officer has contributed to forming a strong management team, the growth and development of proprietary and fee-for-services programming and other factors, which the Compensation Committee believes are indicative of the Company's ongoing ability to achieve its long-term growth and profit objectives. With respect to each executive, the Compensation Committee focuses on that individual executive's area of responsibility and his or her contribution toward achieving corporate objectives.

Compensation Program:

   Consistent with achieving the Company's long-term objectives, executive compensation packages are generally comprised of two components: base compensation and stock options. The base compensation portion of the compensation package is determined by considering such factors as breadth of responsibility, areas of expertise and experience, and comparable compensation in the industry. As is the custom in the industry, most of the senior management team is under some form of employment contract with the Company. The stock option incentive portion of the compensation package has been implemented through the Stock Option Plan. Each member of the senior management team has been granted options, which are intended to provide each individual with a strong economic interest in the appreciation of the stock price. The Stock Option Plan, permits the Board to grant options to other key employees to provide similar incentives. A number of key employees have been granted such options. While the Compensation Committee might consider performance bonuses in the event of exceptional contributions to enhance corporate performance, no such consideration was made in 2001.

   To the extent readily determinable and as one of the factors in its consideration, the Compensation Committee considers the anticipated tax treatment to the Company and to its executives of various payments and benefits. Some types of compensation payments and their deductibility depend upon the timing of an executive's vesting or exercise of previously granted rights, qualification of the Compensation Committee and other factors. Further, interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control also affect the deductibility of compensation. For these and other reasons, the Compensation Committee will not necessarily limit executive compensation to that amount deductible under section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee will consider various alternatives to preserve the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

Date: March 29, 2002.

                              EXECUTIVE OFFICERS

   The names of the executive officers of the Company, and certain information about them as of March 26, 2002, are set forth below:

                                         Year Began
                                         Employment
                Name                Age With Company         Position
                ----                --- ------------         --------
 John W. Hyde.....................   61     1999     President and CEO
 Peter Schankowitz................   40     2000     President, Television
                                                     Programming and
                                                     Development
                                                     Vice President of
 John O. Francis Jr...............   41     1997     Recruiting
 Joan Thompson....................   43     1992     Chief Accounting Officer

                            EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table sets forth, as to the Chief Executive Officer and each of the other four most highly compensated officers whose compensation exceeded $100,000 during the last fiscal year (the "Named Executive Officers"), information concerning all compensation paid for services to the Company in all capacities during the last three fiscal years.

                          SUMMARY COMPENSATION TABLE

                                                          Annual        Long Term
                                                       Compensation    Compensation
                                                    ------------------ ------------
                                                                        Number of
                                       Fiscal Year                      Securities
                                          Ended                         Underlying    All Other
Name and Principal Position            December 31,   Salary    Bonus  Options (1)   Compensation
---------------------------            ------------ ----------- ------ ------------  ------------
John W. Hyde..........................     2001     $327,983.94 25,000   200,000      $5,962.74(2)
Chief Executive Officer                    2000     $255,999.00          400,000      $8,759.67(6)
and President                              1999     $ 14,423.00


Peter Schankowitz.....................     2001     $240,884.07                       $2,012.02(3)
President, Television                      2000     $ 66,500.07           50,000
Programming & Development


Joan Thompson.........................     2001     $110,996.63                       $  892.53(3)
Chief Accounting Officer                   2000     $117,100.00                       $  945.00(3)
                                           1999     $ 94,988.54           10,000      $  928.55(3)


Michael Winchester (4)................     2001     $109,027.51           12,500(5)
Former Chief Financial Officer


John O. Francis Jr. ..................     2001     $125,000.00                       $1,322.20(3)
Vice President of Recruiting               2000     $125,000.23                       $1,322.20(3)
                                           1999     $104,541.90                       $1,253.24(3)

--------
(1)  The securities underlying the options are shares of Common Stock.

(2) Represents reimbursement of health and disability insurances.

(3) Represents contributions pursuant to the Company's 401(k) profit sharing plan for each individual listed in the table.

(4) The Company and Mr. Winchester agreed that his employment would be terminated on April 6, 2001.

(5) Options were exercised.

Option Grants in Last Fiscal Year

   The following table sets forth certain information regarding grants of stock options made to the Named Executive Officers during the year ended December 31, 2001, including information as to the potential realizable value of such options at assumed annual rates of stock price appreciation for the 10-year option terms.

                                                                          Potential
                                                                         Realizable
                                                                          Value at
                                                                       Assumed Annual
                                                                       Rates of Stock
                                                                            Price
                                                                        Appreciation
                                                                       for Option Term
                                    Individual Option Grant                  (1)
                         --------------------------------------------- ---------------
                          Number of   Percent of
                           Shares    Total Options Exercise
                         Underlying   Granted to    Price
Name and Principal         Options     Employees     Per    Expiration
Position                 Granted (2) In Period (3)  Share      Date       5%     10%
------------------       ----------- ------------- -------- ---------- ------- -------
John W. Hyde............   200,000       78.43%      .92     3/25/11   115,736 293,296
Chief Executive Officer
and President

--------
(1) The potential realizable value assumes a rate of annual compound stock price appreciation of 5% and 10% from the date the option was granted over the full option term. These assumed annual compound rates of stock price appreciation are mandated by the rules of the SEC and do not represent the Company's estimate or projection of future Common Stock prices.

(2) The securities underlying the options are shares of Common Stock.

(3) Options covering an aggregate of 200,000 shares were granted to Named Executive Officers during the fiscal year ended December 31, 2001.

401(k) Profit Sharing Plan

   The Company has a defined contribution 401(k) Profit Sharing Plan which covers substantially all of its employees. The plan became effective on January 1, 1991 and was amended effective January 1, 1992. Under the terms of the plan, employees can elect to defer up to 15% of their wages, subject to certain Internal Revenue Service limitations, by making voluntary contributions to the plan. Additionally, the Company, at the discretion of management, can elect to match up to 100% of the voluntary contributions made by its employees. For the years ended December 31, 1999, 2000, 2001 the Company contributed $125,818, $167,881 and $155,019.96, respectively, to the plan on behalf of its employees.

Stock Options Held at Fiscal Year End

   The following table sets forth, for each of the Named Executive Officers, certain information regarding the number of shares of Common Stock underlying stock options held at fiscal year end and the value of options held at fiscal year end based upon the last reported sales price of the Common Stock on the over the counter bulletin board market on December 31, 2001 ($0.30 per share). During fiscal 2001, no options were exercised by any Named Executive Officer.

                   AGGREGATED FISCAL YEAR-END OPTION VALUES

                               Number of Securities
                              Underlying Unexercised     Value of Unexercised
                                    Options at          in-the-Money Options at
                                 December 31, 2002       December 31, 2002 (1)
                             ------------------------- -------------------------
   Name                      Exercisable Unexercisable Exercisable Unexercisable
   ----                      ----------- ------------- ----------- -------------
   John W. Hyde.............   341,669      358,331           0           0
   Joan Thompson............     8,000        7,000           0           0
   Hubert T. Smith Jr.......       --           --            0           0
   Michael Winchester.......    12,500          --        9,375           0
   Peter Schankowitz........    35,000       15,000           0           0

--------
(1) Amounts represent the difference between the aggregated exercise price of unexercised options and the $0.30 closing sale price of the Common Stock on the over the counter bulletin board market on December 31, 2002.

Employment Contracts

   The Company or Film Roman, Inc., a California corporation and a wholly-owned subsidiary of the Company ("Film Roman California") has entered into the following employment agreements with the Named Executive Officers:

   John W. Hyde. On June 1, 2001 the Company entered into a new agreement to extend Mr. Hyde's employment as the Company's Chief Executive Officer. Under the terms of this agreement, Mr. Hyde will serve the Company for three years from the date of the new agreement, and the Company has an option to extend the term of his employment for an additional period of two consecutive years. As a bonus for services rendered under the employment agreement dated December 9, 1999 between Producers Sales Organization ("PSO") and the Company, Mr. Hyde received $25,000. The compensation payable to Mr. Hyde is $120,000 for the first year of service under the new employment agreement, $130,000 for the second year and $140,000 for the third year. If the Company chooses to exercise its option to extend Mr. Hyde's term, he will receive $150,000 for his fourth year of service to the Company and $160,000 for the fifth year. Mr. Hyde received 200,000 shares of the Company's common stock with a 10-year term at the exercise price of $.92 per share. The Company can terminate Mr. Hyde for cause, which includes: (a) the conviction of a felony or crime involving moral turpitude, (b) gross negligence or willful malfeasance, (c) the failure to adhere to Board policies or the Company's business plan and such failure is not cured within five business days of notice of such failure or (d) any other material breach not cured within five business days after notice. If the Company terminates Mr. Hyde for cause, then the Company will no longer have any obligations to pay Mr. Hyde any compensation, other than compensation accrued but unpaid. If the Company terminates Mr. Hyde without cause or Mr. Hyde dies, the Company must pay all remaining compensation and all compensation owing as of the date of death, respectively.

   In addition, on June 18, 2001 the Company concluded an agreement with PSO to release Mr. Hyde from exclusive employment with PSO so that he may serve the Company as its Chief Executive Officer. The term of Mr. Hyde's employment commences on the date of the agreement and continues for up to five years. In consideration for releasing Mr. Hyde from exclusive employment, PSO will receive $205,000 for the first contract year of Mr. Hyde's employment, $245,000 for the second contract year, $285,000 for the third contract year, and if the company exercises its option to retain Mr. Hyde for the fourth and fifth contract years, Mr. Hyde will receive $325,000 for the fourth contract year and $365,000 for the fifth contract year.

   Joan Thompson. There is no employment agreement between Film Roman and Joan Thompson. Ms. Thompson is an at will employee.

   Mr. Schankowitz. On September 6, 2000, Film Roman contracted with Mr. Schankowitz to retain his services as the President of Television Programming and Development. Under the terms of the agreement, Mr. Schankowitz served in his capacity as an executive for 18 months from the date of September 6, 2000. On March 7, 2002, Film Roman exercised its option under the employment agreement to extend Mr. Schankowitz's employment to March 6, 2003. For compensation, Mr. Schankowitz earned $17,916.66 per month for the first 18 months of service and will receive $19,583.33 per month for the extended period of employment. Mr. Schankowitz will receive a sales bonus for each program he secures a license or sales agreement and for any television program he co-creates. Mr. Schankowitz received 50,000 shares of the Company's common stock with a 10-year term and at the exercise price equal to its fair market value. The option grants, with respect to 35,000 shares, will vest in equal monthly installments during the initial 18 months of employment. The remaining 15,000 shares will vest in equal monthly installments over a period of twelve months during the extension period of Mr. Schankowitz's employment. If the Company terminates Mr. Schankowitz without cause, Film Roman will pay Mr. Schankowitz his salary and accrued bonuses for the remainder of the current term, provided that, salary payments will be reduced by any payments which Mr. Schankowitz receives from employment elsewhere. If the Company terminates his employment for death, disability or without cause, the Company will pay
Mr. Schankowitz accrued bonuses for the Company's fiscal year in which termination occurred.

   John Francis. There is no employment agreement between Film Roman and John Francis. Mr. Francis is an at will employee.

   Michael Winchester. The Company and Mr. Winchester agreed that his employment would be terminated on April 6, 2001. In connection with the termination, Mr. Winchester received $47,450 from the Company in 2001.

                               PERFORMANCE GRAPH

   The following graph sets forth the percentage change in cumulative total stockholder return of the Company's Common Stock during the last five fiscal years, compared with (a) the Standard & Poor's 500 Composite Index ("S&P 500 Index") and (b) the Standard & Poor's Entertainment Index ("S&P Entertainment Index"). The graph assumes that $100 was invested on December 31, 1997 in Film Roman stock or on December 31, 1997 in the indexes and assumes reinvestment of dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.


                    [PERFORMANCE GRAPH APPEARS HERE]

                                                               S&P
                             FILM ROMAN, INC.   S&P 500   ENTERTAINMENT
                             ----------------   -------   -------------
12/31/97                            100            100         100
12/31/98                             93            127         135
12/31/99                             93            151         157
12/31/00                             19            136         134
12/31/01                             18            118         115

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth as of April 1, 2002 certain information relating to the ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Company's Common Stock, (ii) each of the Company's directors, (iii) each of the Named Executive Officers, and (iv) all of the Company's executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares owned.

   Unless otherwise noted, the address of each of the Company's officers and directors is 12020 Chandler Blvd., Suite 200, North Hollywood, California 91607.

                                             Number of Shares of
                                                 Common Stock
Name and Address                            Beneficially Owned (1) Percent (1)
----------------                            ---------------------- -----------
Pecks Management Partners Ltd. (2).........       1,198,993           14.0%
John Hyde (3)..............................         441,668            4.9%
Joan Thompson (4)..........................          10,000              *
John O. Francis (5)........................             --               *
Robert Cresci (6)..........................       1,243,993           14.4%
Dixon Q. Dern (7)..........................          65,100              *
Peter Mainstain (8)........................          79,200              *
Michael Medavoy (9)........................          35,000              *
Steve Tisch (10)...........................          30,000              *
Danny Villanueva (11)......................          40,000              *
Peter Schankowitz (12).....................          40,000              *
Michael Winchester (13)....................          12,500              *
Phil Roman (14)............................       3,003,650           35.2%
All Directors and Executive Officers as a
 group (13 persons)........................       4,266,943           53.9%

--------
  *  Less than one percent.

(1) Under Rule 13d-3 of the Exchange Act, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at March 26, 2002.

(2) Based on information received from Pecks Management Partners Ltd., Pecks Management Partners Ltd. has sole voting power and sole dispositive power with respect to all 1,198,993 shares. The mailing address for Pecks Management Partners Ltd. is One Rockefeller Plaza, New York, New York 10020.

(3) Includes 391,668 shares issuable upon exercise of outstanding options.

(4) Includes 10,000 shares of Common Stock, which may be acquired upon exercise of employee stock options, which are currently exercisable.

(5) John O. Francis does not beneficially own shares of the Company's Common Stock.

(6) Includes 1,198,993 shares held by pension trusts and a pension fund which are managed by Pecks Management Partners Ltd. and for which Mr. Cresci disclaims beneficial ownership and 45,000 shares of Common Stock, which may be acquired upon exercise of stock options, which are currently exercisable. The mailing address for Mr. Cresci is c/o Pecks Management Partners Ltd., One Rockefeller Plaza, New York, New York 10020.

(7) Includes 65,000 shares of Common Stock, which may be acquired upon exercise of stock options, which are currently exercisable. The mailing address for Mr. Dern is 1901 Avenue of the Stars, Suite 400, Los Angeles, California 90067.

(8) Includes 65,000 shares of Common Stock, which may be acquired upon exercise of stock options, which are currently exercisable. The mailing address for Mr. Mainstain is c/o Tanner, Mainstain, Hoffer & Peyrot, 10866 Wilshire Boulevard, 10th Floor, Los Angeles, California 90024.

(9) Includes 35,000 shares of Common Stock, which may be acquired upon exercise of stock options, which are currently exercisable.

(10) Includes 30,000 shares of Common Stock, which may be acquired upon exercise of stock options, which are currently exercisable.

(11) Represents 40,000 shares of Common Stock, which may be acquired upon exercise of stock options, which are currently exercisable. The mailing address for Mr. Villanueva is c/o Bastion Capital Corporation, 1999 Avenue of the Stars, Suite 2960, Los Angeles, California 90067.

(12) Represents 40,000 shares of Common Stock, which may be acquired upon exercise of stock options, which are currently exercisable.

(13) Represents 12,500 shares of Common Stock, which were acquired by exercising stock options.

(14) Represents 25,000 shares of Common Stock, which may be acquired upon exercise of stock options, which are currently exercisable.

                                  PROPOSAL 2
              RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S
                        INDEPENDENT PUBLIC AUDITORS FOR
                            THE CURRENT FISCAL YEAR

   During 2001, Ernst & Young LLP provided various audit and other services to the Company as follows:

  (a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's 2001 annual financial statements and review of financial statements in the Company's Form 10-Q Reports are $115,000.

  (b)  Financial Information Systems Design and Implementation Fees: NONE.

  (c)  All Other Fees: $20,000.

   The Audit Committee of the Board has considered whether the services described in sections (b) and (c) above are compatible with maintaining the independent accountant's independence and has determined that such services have not adversely affected Ernst & Young LLP's independence.

   The Board of Directors, upon the recommendation of the Audit Committee, has appointed Ernst & Young LLP as the Company's independent auditors for the current fiscal year. Ernst & Young LLP has been the Company's independent auditors since 1994. The Board of Directors expects that representatives of Ernst & Young LLP will be present at the Annual Meeting, will be given an opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions. This appointment is being submitted for ratification at the Annual Meeting. If the appointment is not ratified, the appointment will be reconsidered by the Board of Directors, although the Board of Directors will not be required to appoint different independent auditors for the Company.

Required Vote

   The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is required to approve Proposal 2.

   The Board of Directors recommends a vote for the ratification of the appointment of Ernst & Young LLP as the Company's independent public auditors for the current fiscal year.

                             CERTAIN TRANSACTIONS

   On June 1, 2001 the Company and Mr. Dern entered into a new agreement pursuant to which, Mr. Dern would provide legal services to, and manage the business affairs of the Company. Under the terms of the new agreement, Mr. Dern will serve the Company for three years from the date of the agreement and will receive $120,000 per annum for services provided as general counsel and $120,000 per annum for managing the business affairs of the Company. In addition, upon a sale or merger of the Company, or an agreement whereby the Company secures a strategic partnership or a strategic investor, Mr. Dern will receive an option to purchase 100,000 shares of the Company's Common Stock.

   On June 18, 2001 the Company concluded an agreement with PSO to release Mr. Hyde from exclusive employment with PSO so that he may service the Company as its Chief Executive Officer. Mr. Hyde owns PSO. See "Employment Contracts--Mr. Hyde."

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). The SEC has designated specific due dates for such reports and the Company must identify in this Proxy Statement those persons who did not timely file such reports.

   Based solely upon a review of Forms 3, 4 and 5, the amendments thereto, and certain written representations furnished to the Company pursuant to Rule 16a-3(e) of the Exchange Act, the Company believes that, during the fiscal year ended December 31, 2001, its directors and officers, and persons who beneficially own more than 10% of its Common Stock, complied with all applicable filing requirements.

                               OTHER INFORMATION

   The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, it is intended that the proxies will be voted in accordance with the best judgment of the person or persons voting such proxies.

                             STOCKHOLDER PROPOSALS

   Any stockholder who intends to present a proposal at the 2003 Annual Meeting of Stockholders, for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting, must submit that proposal to the Company at its principal executive offices by January 14, 2003.

                            ADDITIONAL INFORMATION

   Film Roman is a reporting company and files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC public reference room in Washington DC, New York, New York or Chicago, Illinois. You can request copies of these documents by writing to the SEC and paying a fee for the copying costs. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the public reference rooms. Film Roman's SEC filings are also available at the SEC's Web site at http://www.sec.gov.

                            SOLICITATION OF PROXIES

   It is expected that the solicitation of proxies will be primarily by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to those beneficial owners. Proxies may also be solicited by certain of the Company's directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise for the purpose of soliciting such proxies.

                    ANNUAL REPORT ON FORM 10-K INCORPORATED
                              HEREIN BY REFERENCE

   The Company's annual report on form 10-K, which has been filed with the Securities and U.C. Exchange Commission for the year ended December 31, 2001, is incorporated herein by reference and will be mailed to stockholders in conjunction with this Proxy Statement.

                                          ON BEHALF OF THE BOARD OF DIRECTORS

                                          /s/ Dixon Q. Dern

                                          Dixon Q. Dern
                                          Secretary

North Hollywood, California 91607
March 29, 2002

--------------------------------------------------------------------------------

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               FILM ROMAN, INC.

      PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 22, 2002
                      SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints John W. Hyde and Dixon Q. Dern with full power of substitution to represent the undersigned and vote all of the shares in Film Roman, Inc., which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 22, 2002 at 10:00 a.m. Pacific Standard Time, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in Film Roman, Inc.'s Proxy Statement, receipt of which is hereby acknowledged and
(2) in their discretion upon such other matters as may properly come before the meeting.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations.

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR proposals 1, 2 and 3.

Even if you are planning to attend the meeting in person, you are urged to sign and mail the proxy in the return envelope so that your stock may be represented at the meeting.

If you have a change of address, please enter it below:

-------------------------------------------------------

-------------------------------------------------------

-------------------------------------------------------

   Please mark, sign, date and return promptly using the enclosed envelope.

--------------------------------------------------------------------------------

                       Please date, sign and mail your
                      proxy card back as soon as possible.

                        Annual Meeting of Stockholders
                               FILM ROMAN, INC.

                                 May 22, 2002


             |                                                   |
            \|/ Please Detach and Mail in the Envelope Provided \|/
--------------------------------------------------------------------------------
  [X]  Please mark your
       votes as in this
       example.

    A vote FOR proposals 1 and 3 is recommended by the Board of Directors:

                                                          FOR   AGAINST  ABSTAIN
1. To ratify the appointment of Ernst & Young LLP         [_]     [_]      [_]
   as the Company's independent public auditors for the current fiscal year.

                        FOR    WITHHOLD
2. To elect eight       [_]      [_]         Nominees:  John W. Hyde
   directors to                                         Robert Cresci
   hold office until                                    Dixon Q. Dern
   the 2003                                             Peter Mainstain
   Annual Meeting of Stockholders.                      Mike Medavoy
                                                        Phil Roman
                                                        Steven Tisch
                                                        Daniel Villanueva

To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.

---------------------------------------------------------

3. To transact such other business as may properly come before the meeting or any adjournment thereof.





Signature(s): _____________________ Dated: __________, 2002

Signature(s): _____________________ Dated: __________, 2002

NOTE: Sign exactly as your name(s) appears on your stock certificate. If shares of stock stand on record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. PLEASE DATE THE PROXY.

--------------------------------------------------------------------------------